Exhibit 99.8

Unaudited Pro Forma Condensed Financial Statements

Table of Contents

Index

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2016	1

Unaudited Pro Forma Consolidated Statement of Operations
for the Year Ended December 31, 2015	2

Unaudited Pro Forma Consolidated Statement of Operations
for the Nine Months Ended September 30, 2016	3

Notes to the Unaudited Pro Forma Consolidated Financial Statements	4

InterLok Key Management Inc. Unaudited Pro Forma Consolidated Balance Sheet September 30, 2016
	Butte Highlands Mining Company	InterLok Key Management Inc.	Combined Totals	Pro Forma Adjustments	Ref	Adjusted Pro Forma Totals

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 70,926	$ 161,238	$ 232,164	$ 82,656	1, 2	$ 314,820
TOTAL CURRENT ASSETS	70,926	161,238	232,164	82,656		314,820

OTHER ASSETS
Patents	-	75	75			75

TOTAL ASSETS	$ 70,926	$ 161,313	$ 232,239	$ 82,656		$ 314,895

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$ 9,174	$ -	$ 9,174			$ 9,174
Accrued interest payable	-	1,525	1,525			1,525
Advances payable to related party	-	42,662	42,662			42,662
TOTAL CURRENT LIABILITIES	9,174	44,187	53,361	-		53,361
Convertible notes payable	-	210,000	210,000			210,000
TOTAL LIABILITIES	9,174	254,187	263,361	-		263,361

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $0.001 par value; 20,000,000 shares
authorized; none issued and outstanding	-	-	-			-
Common stock, Class A, $0.001 par value; 500,000,000 shares
authorized; 1,443,017 shares issued and outstanding	1,443		1,443	56,656	4	58,099
Common stock, Class B, $0.001 par value; 1,707,093 shares
authorized; 1,538,872 shares issued and outstanding	1,539		1,539			1,539
Common stock, $0.001 par value; 100,000,000 shares
authorized; 3,000,000 shares issued and outstanding	-	3,000	3,000	53,656	1, 2	-
				(56,656)	3
Additional paid-in capital	269,469		269,469	29,000	2	87,770
				56,656	3
				(56,656)	4
				(210,699)	5
Accumulated deficit	(210,699)	(95,874)	(306,573)	210,699	5	(95,874)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	61,752	(92,874)	(31,122)	82,656		51,534

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 70,926	$ 161,313	$ 232,239	$ 82,656		$ 314,895

InterLok Key Management Inc. Unaudited Pro Forma Consolidated Statements of Operations For the Fiscal Year Ended December 31, 2015
	Butte Highlands Mining Company	InterLok Key Management LLC	Combined Totals	Pro Forma Adjustments	Ref	Adjusted Pro Forma Totals
OPERATING EXPENSES
Professional fees & consulting	$ 27,045	$ 165	$ 27,210			$ 27,210
Amortization of patents	-	30	30			30
General and administrative	5,696	11,995	17,691			17,691
TOTAL OPERATING EXPENSES	32,741	12,190	44,931	-		44,931

OTHER INCOME (EXPENSES)
Interest income	1	-	1			1
Interest expense	(10)	-	(10)			(10)
TOTAL OTHER INCOME (EXPENSES)	(9)	-	(9)	-		(9)

LOSS BEFORE TAXES
Income tax expense	-	-	-			-

NET LOSS	$ 32,750	$ 12,190	$ 44,940	$ -		$ 44,940

PRO FORMA NET LOSS PER COMMON
SHARE, BASIC AND DILUTED	($0.01)					$(nil)

PRO FORMA WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING, BASIC AND DILUTED	2,981,889			56,655,891	4	59,637,780

InterLok Key Management Inc. Unaudited Pro Forma Consolidated Statements of Operations For the Nine Months Periods Ended September 30, 2016
	Butte Highlands Mining Company	InterLok Key Management Inc.	Combined Totals	Pro Forma Adjustments	Ref	Adjusted Pro Forma Totals
OPERATING EXPENSES
Professional fees	$ 27,296	$ 13,800	$ 41,096			$ 41,096
Amortization of patents	-	23	23			23
General and administrative	9,554	32,458	42,012			42,012
TOTAL OPERATING EXPENSES	36,850	46,281	83,131	-		83,131

OTHER INCOME (EXPENSE)
Interest expense	-	(1,541)	(1,541)			(1,541)
TOTAL OTHER INCOME (EXPENSE)	-	(1,541)	(1,541)	-		(1,541)

LOSS BEFORE TAXES
Income tax expense	-	-	-			-

NET LOSS	$ 36,850	$ 47,822	$ 84,672	$ -		$ 84,672

PRO FORMA NET LOSS PER COMMON
SHARE, BASIC AND DILUTED	($0.01)					$(nil)

PRO FORMA WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING, BASIC AND DILUTED	2,981,889			56,655,891	4	59,637,780

INTERLOK KEY MANAGEMENT INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

These unaudited pro forma consolidated financial statements do not contain all of the information required for annual financial statements.  Accordingly, they should be read in conjunction with the most recent annual financial statements of InterLok Key Management Inc. and Butte Highlands Mining Company.  Effective January 6, 2017, InterLok Key Management Inc. entered into a Share Exchange Agreement with Butte Highlands Mining Company, a United States publicly traded company registered with the Securities and Exchange Commission. Under the terms of the agreement, the shareholders of InterLok Key Management Inc. exchanged all 56,655,891 outstanding shares of its common stock to Butte Highlands Mining Company for 56,655,891 shares of Class “A” common stock of Butte Highlands Mining Company.

These pro forma consolidated financial statements have been compiled from and include:

a)

An unaudited pro forma consolidated balance sheet combining the unaudited balance sheet of InterLok Key Management Inc. as of September 30, 2016, with the unaudited balance sheet of Butte Highlands Mining Company as of September 30, 2016, giving the effect to the transaction is if it occurred on September 30, 2016.

b)

An unaudited pro forma consolidated statement of operations combining the audited statement of operations of InterLok Key Management Inc. for the year ended December 31, 2015, with the audited statement of operations of Butte Highlands Mining Company for the year ended December 31, 2015, giving effect to the transaction as if it occurred on January 1, 2015.

c)

An unaudited pro forma consolidated statement of operations combining the unaudited statement of operations of InterLok Key Management Inc. for the nine months ended September 30, 2016, with the unaudited statement of operations of Butte Highlands Mining Company for the nine months ended September 30, 2016, giving effect to the transaction as if it occurred on January 1, 2015.

The unaudited pro forma financial consolidated statements have been compiled using the significant accounting policies as set out in the audited financial statements of InterLok Key Management Inc. and Butte Highlands Mining Company for the year ended December 31, 2015, and the unaudited financial statements of InterLok Key Management Inc. and Butte Highlands Mining Company for the nine months ended September 30, 2016. Certain historical financial statement amounts of InterLok Key Management Inc. have been reclassified to conform to the Butte Highlands Mining Company presentation.  These reclassifications had no impact on net loss or accumulated deficit as previously presented.

Note 2. Proposed Transaction

On January 6, 2017 InterLok Key Management Inc. entered into a share exchange agreement ("Plan of Merger") with Butte Highlands Mining Company, a US publicly traded company registered with the Securities and Exchange Commission. Under the terms of the agreement, the shareholders of InterLok Key Management Inc. exchanged all 56,655,891 outstanding shares of its common stock to Butte Highlands Mining Company for 56,655,891 shares of Class “A” common stock of Butte Highlands Mining Company.

The Plan of Merger was treated as a reverse merger with InterLok Key Management Inc. deemed the accounting acquirer and Butte Highlands Mining Company deemed the accounting acquiree under the acquisition method of accounting.  The reverse merger is deemed a recapitalization and the unaudited pro forma consolidated financial statements represent the continuation of the financial statements of InterLok Key Management Inc., while the capital structure of Butte Highlands Mining Company remains intact.  Assets acquired and liabilities assumed are reported at their historical amounts.

Pro forma adjustments reflect the issuance of 56,655,891 shares of Class A Common Stock of Butte Highlands Mining Company in exchange for 56,655,891 shares of Common Stock of InterLok Key Management Inc.

The following is a detail of the pro forma adjustments:

Ref 1 – To reflect the sale of 52,655,891 common shares of InterLok Key Management Inc. for cash at $0.001 per share that occurred subsequent to September 30, 2016 but prior to the Plan of Merger.

Ref 2 – To reflect the sale of 1,000,000 common shares of InterLok Key Management Inc. for cash at $0.03 per share that occurred subsequent to September 30, 2016 but prior to the Plan of Merger.

Ref 3 – Exchange all outstanding common shares of InterLok Key Management Inc. for 56,655,891 Class A common shares of Butte Highlands Mining Company.

Ref 4 – Issue 56,655,891 Class A common shares of Butte Highlands Mining Company in exchange for all outstanding shares of InterLok Key Management Inc.

Ref 5 – Eliminate Butte Highlands Mining Company accumulated deficit.